UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-1731

SOURCE CAPITAL, INC.
(Exact name of registrant as specified in charter)

11601 WILSHIRE BLVD., STE. 1200 LOS ANGELES, CALIFORNIA			90025
(Address of principal executive offices)			(Zip code)

J. RICHARD ATWOOD, PRESIDENT SOURCE CAPITAL, INC. 11601 WILSHIRE BLVD., STE. 1200 LOS ANGELES, CALIFORNIA 90025		Copy to: MARK D. PERLOW, ESQ. DECHERT LLP ONE BUSH STREET, STE. 1600 SAN FRANCISCO, CA 94104
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(310) 473-0225

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2016

Item 1:  Report to Shareholders.

SOURCE CAPITAL, INC.

SEMIANNUAL REPORT

for the six months ended June 30, 2016

SOURCE CAPITAL, INC.
SUMMARY FINANCIAL INFORMATION

	Six months ended June 30, 2016		Year ended December 31, 2015
	Total Net Assets	Per Common Share	Total Net Assets	Per Common Share
Beginning of Period	$632,454,012	$73.07	$696,238,579	$80.44
Net gain on investments, realized and unrealized	$334,394	$0.05	$(29,336,120)	$(3.39)
Net investment income	1,584,250	0.18	172,513	0.02
Distributions to Common shareholders	(298,346,123)	(34.47)	(34,620,960)	(4.00)
Capital contributions	471,020	0.05	—	—
Net changes during period	$(295,956,459)	$(34.19)	$(64,283,903)	$(7.37)
End of Period	$336,497,553	$38.88	$632,454,012	$73.07

Common market price per share	$36.88		$66.26
Common market discount from net asset value	5.14%		9.32%

DESCRIPTION OF THE COMPANY

Source Capital, Inc. is a diversified, publicly traded investment company. Its investment portfolio includes a wide range of securities with primary emphasis on common stock.

Source Capital's Common Stock is listed and traded on the New York Stock Exchange, and there are currently 8,655,240 shares outstanding. Source Capital's investment objective is to seek maximum total return for Common shareholders from both capital appreciation and investment income to the extent consistent with protection of invested capital.

Source Capital is not a mutual fund. Thus, the Company does not repurchase its own shares on demand and does not need to structure its portfolio securities to provide for possible redemptions. As a publicly traded investment company, Source Capital's Common shares are bought and sold on The New York Stock Exchange, and the Company is not involved in such transactions.

The Company has adopted a flexible distribution policy. This policy is designed to pay Common shareholders quarterly distributions at a rate that is substantially in excess of net investment income. The rate is adjusted periodically in response to sustained changes in the net asset value, market conditions, and changes to investment company regulations and tax laws. Only a portion of such distributions is paid from net investment income. The remainder is paid from any net realized capital gains and/or paid-in capital, as determined by each year's results. To the extent the Company realizes net long-term capital gains for any year in excess of the amounts distributed under the Company's distribution policy, such excess will be distributed to shareholders. For federal income tax purposes, all distributions in excess of current year earnings will be taxable to shareholders as long as the Company continues to have accumulated earnings and profits from prior years

SOURCE CAPITAL, INC.
LETTER TO SHAREHOLDERS

DEAR SHAREHOLDERS:

During the second quarter of 2016, the net asset value per share of Source Capital (or the "Company") increased 0.70% and on a market price basis increased 4.70% (both percentages including the reinvestment of the distributions paid during the period). These changes compare with a 2.46% return for the S&P 500 Index, a 2.21% return for the Barclays U.S. Aggregate Bond Index and a 2.37% increase for the 60/40 blended S&P 500/ Barclays U.S. Aggregate benchmark during the same period.

Year to date, the Company has increased 1.19% on a net asset value basis and 8.64% on a market value basis (both percentages including the reinvestment of the distributions paid during the period). These changes compare with a 3.84% return for the S&P 500 Index, a 5.31% return for the Barclays U.S. Aggregate Bond Index and a 4.52% increase for the 60/40 blended S&P 500/ Barclays U.S. Aggregate benchmark during the same period.

Source Capital's top five winners and losers for the first quarter of 2016 are presented below. The winners contributed 0.87%, while the losers detracted 0.84%.

Winners[1]	Losers[1]
Aon PLC	Microsoft Corp.
Halliburton Company	WPP PLC
Occidental Petroleum Corp.	Alphabet Inc. (Class A and C)
Atwood Oceanics 6.5% Due 2/1/2020	TE Connectivity Ltd. Alcoa Inc.
United Technologies Corp.

Distributions

On May 9, 2016, the Board of Directors declared a regular quarterly distribution of $0.41 per share. The distribution was payable on June 15, 2016 to shareholders of record on May 20, 2016.

Our discussion in Source Capital's Annual Report noted that we would set the current quarterly distribution at an annualized rate of approximately 4.5% of net assets. We expect that Source Capital will make quarterly distributions at approximately this rate for the first three quarters of 2016. However, if the equity markets are weak, we expect that the distribution rate will decline in the fourth quarter to less than 2%, a level more commensurate with dividend and interest income. Our investment results will ultimately determine the rate paid. On August 8, 2016, the Board of Directors declared the third quarter distribution of $0.41 per share, payable September 15, 2016 to shareholders of record on August 26, 2016.

Open Market Repurchases

We started the quarter the quarter with the market discount to net asset value of 8.71% and ended the quarter with the discount at 5.14%. Thus, Source Capital did not make any open-market repurchases of its common stock during the period. As a reminder, Source Capital is authorized to make open-market repurchases of its common stock of up to 10% of the Company's outstanding shares at such times as the Company's shares trade at a greater than 10% discount to the Company's net asset value, when in FPA's judgment such repurchases would benefit shareholders, subject to various factors, including the limitations imposed by the federal securities laws governing the repurchase of an issuer's stock by the issuer and the managers' ability to raise cash to repurchase shares in a tax-efficient manner. There is no assurance that Source Capital will purchase shares at any specific discount levels or in any specific amounts.

Investing

Value investing continues to be out of favor but we continue to inch along with our habitual conservative bent. We invest when we see the prospects for a good rate of return without any kind of heroic assumptions, meaning that the base case in our models does not assume the greatest unit growth or the highest margins. If we start pushing the pencil too hard to make the numbers work, there won't be a margin of safety. We'd prefer not to invest in such scenarios, which explains Source Capital's continuing large fixed income position.

Financials are currently our largest equity exposure at about 18%, but that includes service businesses like Aon.2 The Fund's equity exposure to traditional balance sheet intensive financials is roughly 10%.

Banks in the S&P 500 have recently traded near their lowest valuation relative to tangible book value in 20 years.3 As prices and valuations have declined, our exposure increased as would be expected given our immutable value-investing principles. We own AIG, Citigroup, and Bank of America to name most of them. Leading up to the 2008/09 financial crisis, these companies were highly leveraged (20:1 across the group), traded at high valuations (~2x tangible book) and had poor asset quality.

Today, however, the picture has changed quite dramatically. These companies have stronger balance sheets, trade at much lower multiples and, we believe, have better loans. On average, tangible equity/tangible assets is better by a factor of two with the group currently trading at a cheap 72% of tangible book.4 And, in wanting to avoid the massive loan losses of the last recession, banks have generally been more conservative in their lending practices. There's always a rub though. The return on tangible equity is a fairly pitiful 8% or so across our investments.

From a total portfolio perspective, we like to think about what we could lose before we think about what we could make so we seriously weigh the chance for a permanent impairment of capital with these investments. Because banks and insurance companies are both inherently opaque and leveraged and we are not inside these corporations, we cannot know everything that's happening. In order not to expose the entire portfolio to the exogenous risk of excessive concentration, we have currently chosen to limit the Fund's aggregate exposure to balance sheet intensive financials to 15%. This protects the Fund on a portfolio basis by not having too many eggs in one basket. We do not

1  Reflects the top contributors and top detractors to the Company's performance based on contribution to return for the quarter.

2  The 18% exposure to the financials sector is based on the Global Industry Classification Standard (GICS).

3  Tangible book value is the total net asset value of a company minus intangible assets and goodwill.

4  Tangible equity/tangible assets is calculated by taking the value of the company's total equity and subtracting intangible assets, goodwill and preferred stock equity and then dividing by the value of the company's tangible assets.

intend to diverge from our cautious approach or increase our overall allocation to financials unless valuations continue to decline and reach absurd levels.

In thinking about these individual companies, we consider various scenarios. For example, we reduced 2015's pre-tax, pre-provision earnings by a theoretical amount equivalent to the actual losses incurred in the financial crisis of 2008-10. This is a fairly draconian view and gives no credit to today's better asset quality. Even under this scenario, by our calculations all of the companies held in the portfolio would remain well-financed and, in many cases, would be better financed than they were in 2007, pre-crisis.

Ever mindful of the downside, we were comforted by the Federal Reserve's recent publication of its annual bank stress tests, which concluded that each of the companies we own that was subject to the test was adequately capitalized in a severe stress scenario.

With the downside meaningfully protected in our view, let's consider the upside. We believe that these financials are absolutely cheap, trading at less than 75% of tangible book. If we were to assume Price/Tangible Book remains a constant over a three-year holding period and nothing else changes (i.e., no improvement to the 8% ROE, no change in dividend or earnings, etc.), then we would estimate an 10%-11% rate of return on these positions.5, 6 That's interesting but not great.

What if these companies are successful in their plans to get ROE higher? If that happened (or even if it didn't), we wouldn't be surprised to see their trading value move higher. Under that scenario, we would estimate an attractive mid- to high-teens rate of return on these positions. Then again, that might not happen. It still sets up for an attractive risk/reward, i.e., the upside potential is greater than the downside risk in our view.

One last thought.... Capitalism is nothing if not consistent. If one believes he can get more for something, he will certainly try. Many of the financials we own are set up well in that regard. Underperforming and hidden assets, overcapitalized balance sheets and managements that haven't successfully created shareholder value on their own can attract activist shareholders. Carl Icahn's representatives, for example, have been elected to AIG's board of directors, which is in the process of selling off pieces of the company. Long-time bank analyst Mike Mayo has said, "No bank is immune from activist pressure."7 As we've said before, good things generally happen to cheap stocks.

Portfolio Update

On the following pages you will see that as of June 30, 2016, net assets were $336,497,553 with 56% of net assets invested in common stocks, 40% invested in fixed income, and the remaining 4% in cash and equivalents. Further, the top ten holdings accounted for about 36% of net assets. Please visit our website, www.sourcecapitalinc.com, for the investment policy statement, commentaries and other Source Capital-related announcements.

We thank you for your continued support.

Respectfully submitted,

Source Capital Portfolio Management Team

August 8, 2016

The discussion of Company investments represents the views of the Company's managers at the time of this report and are subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities. While the Company's managers believe that the Company's holdings are value stocks, there can be no assurance that others will consider them as such. Further, investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods.

S&P 500 Index includes a representative sample of 500 leading companies in leading industries of the U.S. economy. The index focuses on the large-cap segment of the market, with over 80% coverage of U.S. equities, but is also considered a proxy for the total market. Barclays Aggregate Index provides a measure of the performance of the U.S. investment grade bonds market, which includes investment grade U.S. Government bonds, investment grade corporate bonds, mortgage pass-through securities and asset-backed securities that are publicly offered for sale in the United States. The securities in the Index must have at least 1 year remaining in maturity. In addition, the securities must be denominated in U.S. dollars and must be fixed rate, nonconvertible, and taxable. 60% S&P 500/40% Barclays Aggregate Index is a hypothetical combination of unmanaged indices comprised of 60% S&P 500 Index and 40% Barclays Aggregate Index, representing the Company's neutral mix of 60% stocks and 40% bonds. One cannot invest directly in an index.

FORWARD LOOKING STATEMENT DISCLOSURE

As managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on our current expectations, they are considered "forward-looking statements," which may or may not be accurate over the long term. While we believe we have a reasonable basis for our comments and have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

5  8% ROTE / 75% Price/Tangible Book = 10.7% estimated rate of return.

6  ROTE stands for return on tangible equity and is a measure of profitability that calculates how many dollars of profit a company generates with each dollar of shareholders' equity less preferred stock, goodwill, and identifiable intangible assets.

7  Crain's New York. December 8, 2014.
http://www.crainsnewyork.com/article/20141208/BLOGS02/312079992/

SOURCE CAPITAL, INC.
PORTFOLIO SUMMARY

June 30, 2016
(Unaudited)

Common Stocks		56.0%
Infrastructure Software	9.1%
Diversified Banks	6.1%
Aircraft & Parts	4.2%
Base Metals	3.8%
Insurance Brokers	3.8%
P&C Insurance	3.8%
Communications Equipment	3.3%
Semiconductor Devices	2.9%
Internet Media	2.7%
Electrical Components	2.4%
Consumer Finance	2.2%
Electrical Power Equipment	2.0%
Investment Companies	1.8%
Advertising & Marketing	1.7%
Household Products	1.6%
Life Science Equipment	1.6%
Integrated Oils	1.1%
Oil & Gas Services & Equipment	1.0%
Food & Drug Stores	0.6%
Exploration & Production	0.3%
Bonds & Debentures		40.0%
Asset-Backed Securities	20.8%
Residential Mortgage-Backed Securities	8.0%
Commercial Mortgage-Backed Securities	6.2%
U.S. Treasuries	3.7%
Corporate Bank Debt	0.6%
Corporate Bonds & Notes	0.5%
Municipals	0.2%
Short-term Investments		2.9%
Other Assets And Liabilities, Net		1.1%
Net Assets		100.0%

See notes to financial statements.

SOURCE CAPITAL, INC.
PORTFOLIO OF INVESTMENTS

June 30, 2016
(Unaudited)

COMMON STOCKS	Shares	Fair Value
INFRASTRUCTURE SOFTWARE — 9.1%
Microsoft Corporation	197,170	$10,089,189
Oracle Corporation	503,890	20,624,218
		$30,713,407
DIVERSIFIED BANKS — 6.1%
Bank of America Corporation	634,320	$8,417,426
Citigroup, Inc.	283,860	12,032,826
		$20,450,252
AIRCRAFT & PARTS — 4.2%
United Technologies Corporation	137,440	$14,094,472
BASE METALS — 3.8%
Alcoa, Inc.	1,233,620	$11,435,657
MMC Norilsk Nickel PJSC (ADR) (Russia)	111,630	1,483,563
		$12,919,220
INSURANCE BROKERS — 3.8%
Aon plc (Britain)	117,510	$12,835,617
P&C INSURANCE — 3.8%
American International Group, Inc.	239,200	$12,651,288
COMMUNICATIONS EQUIPMENT — 3.3%
Cisco Systems, Inc.	393,800	$11,298,122
SEMICONDUCTOR DEVICES — 2.9%
Analog Devices, Inc.	95,160	$5,389,862
QUALCOMM, Inc.	79,050	4,234,709
		$9,624,571
INTERNET MEDIA — 2.7%
Alphabet, Inc. (Class A)*	5,617	$3,951,728
Alphabet, Inc. (Class C)*	5,632	3,897,907
Baidu, Inc. (ADR) (China)*	7,450	1,230,368
		$9,080,003
ELECTRICAL COMPONENTS — 2.4%
TE Connectivity, Ltd. (Switzerland)	139,450	$7,963,989
CONSUMER FINANCE — 2.2%
American Express Co.	122,250	$7,427,910
ELECTRICAL POWER EQUIPMENT — 2.0%
General Electric Co.	214,780	$6,761,274
INVESTMENT COMPANIES — 1.8%
Groupe Bruxelles Lambert SA (Belgium)	72,700	$5,926,666
ADVERTISING & MARKETING — 1.7%
WPP plc (Britain)	279,050	$5,765,450
HOUSEHOLD PRODUCTS — 1.6%
Henkel AG & Co. KGaA (Germany)	28,740	$3,089,592
Unilever NV (CVA) (Britain)	49,270	2,291,529
		$5,381,121

See notes to financial statements.

SOURCE CAPITAL, INC.
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2016
(Unaudited)

COMMON STOCKS (Continued)	Shares or Principal Amount	Fair Value
LIFE SCIENCE EQUIPMENT — 1.6%
Thermo Fisher Scientific, Inc.	36,100	$5,334,136
INTEGRATED OILS — 1.1%
Gazprom PAO (ADR) (Russia)	323,590	$1,394,673
Lukoil PJSC (ADR) (Russia)	37,100	1,549,667
Rosneft OAO (GDR) (Russia)	145,630	745,625
		$3,689,965
OIL & GAS SERVICES & EQUIPMENT — 1.0%
Halliburton Co.	74,610	$3,379,087
FOOD & DRUG STORES — 0.6%
Jardine Strategic Holdings, Ltd. (Hong Kong)	68,200	$2,058,276
EXPLORATION & PRODUCTION — 0.3%
Occidental Petroleum Corporation	14,880	$1,124,333
TOTAL COMMON STOCKS — 56.0% (Cost $191,511,365)		$188,479,159
BONDS & DEBENTURES
COMMERCIAL MORTGAGE-BACKED SECURITIES — 6.2%
AGENCY — 0.2%
Government National Mortgage Association 2011-49 A — 2.45% 7/16/2038	$644,845	$650,442
AGENCY STRIPPED — 5.1%
Government National Mortgage Association 2013-74 — 0.77% 12/16/2053@	$21,167,976	$1,173,131
2013-63 IO — 0.772% 9/16/2051@	19,785,522	1,158,064
2012-58 IO — 0.847% 2/16/2053@	13,846,078	734,950
2014-171 — 0.868% 11/16/2055@	20,884,716	1,247,122
2013-146 — 0.873% 11/16/2048@	19,893,231	1,049,583
2012-79 IO — 0.879% 3/16/2053@	8,647,974	472,958
2012-85 IO — 0.894% 9/16/2052@	6,265,190	361,077
2012-114 IO — 0.901% 1/16/2053@	18,211,911	1,221,105
2012-109 — 0.967% 10/16/2053@	18,409,400	903,303
2015-19 IO — 0.991% 1/16/2057@	14,027,472	1,137,714
2014-153 IO — 1.015% 4/16/2056@	15,442,835	1,196,540
2016-34 — 1.016% 1/16/2058@	5,859,895	494,774
2016-65 — 1.016% 1/16/2058@	6,582,519	561,331
2014-187 IO — 1.017% 5/16/2056@	9,000,160	699,347
2016-45 — 1.017% 2/16/2058@	16,395,224	1,354,757
2015-114 IO — 1.045% 3/15/2057@	2,518,090	183,448
2016-85 — 1.122% 3/16/2057@	4,339,000	386,442
2015-108 IO — 1.143% 10/16/2056@	15,871,376	1,366,075
2016-67 — 1.168% 7/16/2057@	15,602,342	1,371,610
		$17,073,331

See notes to financial statements.

SOURCE CAPITAL, INC.
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2016
(Unaudited)

BONDS & DEBENTURES (Continued)	Principal Amount	Fair Value
NON-AGENCY — 0.9%
A10 Securitization LLC 2016-1 A1 — 2.42% 3/15/2035**	$263,000	$262,895
BearStearns Commercial Mortgage Securities Trust 2005 PWR7 B — 1.00% 2/11/2041	167,808	167,774
Citigroup Commercial Mortgage Trust 2006-C4 B — 6.157% 3/15/2049@	303,168	303,477
COMM Mortgage Trust 2012-9W57 A — 2.365% 2/10/2029**	995,000	1,000,043
Rialto Capital Management LLC 2014-LT5 B — 5.00% 5/15/2024**,††	500,000	490,000
2014-LT6 B — 5.486% 9/15/2024**	111,000	110,984
RREF LLC 2014-LT6 A — 2.75% 9/15/2024**	848,420	848,232
		$3,183,405
TOTAL COMMERICAL MORTGAGE-BACKED SECURITIES (Cost $20,720,929)		$20,907,178
RESIDENTIAL MORTGAGE-BACKED SECURITIES — 8.0%
AGENCY COLLATERALIZED MORTGAGE OBLIGATION — 2.9%
Federal Home Loan Mortgage Corporation 3690 G — 2.50% 6/15/2020	$278,423	$283,377
3782 PA — 2.75% 11/15/2028	1,068,383	1,084,858
4483 A — 3.00% 12/15/2029	1,055,445	1,085,459
3770 WA — 4.00% 11/15/2028	767,444	788,623
3957 BV — 4.00% 10/15/2029	990,648	1,003,851
3796 KN — 4.00% 6/15/2037	441,836	457,337
Federal National Mortgage Association 2012-117 DA — 1.50% 12/25/2039	497,525	493,466
2015-93 KC — 2.00% 9/25/2044	1,224,027	1,234,001
2013-138 BE — 2.50% 1/25/2029	1,683,481	1,710,134
2014-4 KA — 3.00% 1/25/2044	135,036	139,501
2003-78 B — 5.00% 8/25/2023	402,794	436,947
2011-15 HT — 5.50% 3/25/2026	911,286	958,156
		$9,675,710
AGENCY POOL FIXED RATE — 1.8%
Federal Home Loan Mortgage Corporation G13122 — 5.00% 4/1/2023	$362,484	$392,449
G15744 — 5.00% 6/1/2026	790,480	837,255
G13145 — 5.50% 4/1/2023	793,513	863,275
Federal National Mortgage Association AL8274 — 4.50% 12/1/2018	1,690,665	1,743,140
889109 — 5.00% 1/1/2023	300,323	322,680
AE0286 — 5.00% 4/1/2025	422,295	457,604
AL7725 — 5.00% 9/1/2025	1,142,574	1,217,563
256717 — 5.50% 5/1/2022	307,782	332,904
		$6,166,870
AGENCY STRIPPED — 0.1%
Federal Home Loan Mortgage Corporation 3775 LI — 3.50% 12/15/2020	$1,428,445	$74,367
Federal National Mortgage Association 2010-57 ID — 4.00% 6/25/2025	1,968,612	183,605
		$257,972

See notes to financial statements.

SOURCE CAPITAL, INC.
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2016
(Unaudited)

BONDS & DEBENTURES (Continued)	Principal Amount	Fair Value
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATION — 3.2%
BCAP LLC Trust 2010-RR8 2A6 — 2.204% 11/26/2036**,@	$1,313,897	$1,305,088
Nationstar HECM Loan Trust A 2016-1A A — 2.981% 2/25/2026**,††	314,445	314,854
Nomura Resecuritization Trust R 2016-1R 3A1 — 5.00% 9/28/2036**,@	192,590	202,466
RiverView HECM Trust 2007-1 A — 1.06% 5/25/2047**,@	629,386	538,062
Sunset Mortgage Loan Co. LLC 2014-NPL1 A — 3.228% 8/16/2044**,@@	103,237	102,877
Towd Point Mortgage Trust 2015-1 AES — 3.00% 10/25/2053**	738,720	748,702
Towd Point Mortgage Trust 2015-1 2015-2 2A1 — 3.75% 11/25/2057**,@	515,947	529,523
VOLT XL LLC 2015-NP14 A1 — 4.375% 11/27/2045**,@@	1,145,939	1,145,938
VOLT XXV LLC 2015-NPL8 A1 — 3.50% 6/26/2045**,@@	628,750	626,033
VOLT XXVII LLC 2014-NPL7 A1 — 3.375% 8/27/2057**,@@	1,116,405	1,108,977
VOLT XXX LLC 2015-NPL1 A1 — 3.625% 10/25/2057**,@@	827,841	823,640
VOLT XXXI LLC 2015-NPL2 A1 — 3.375% 2/25/2055**,@@	1,118,689	1,108,704
VOLT XXXIII LLC 2015-NPL5 A1 — 3.50% 3/25/2055**,@@	1,082,150	1,073,179
VOLT XXXV LLC 2015-NPL9 A1 — 3.50% 6/26/2045**,@@	1,078,575	1,070,393
		$10,698,436
TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (Cost $26,585,897)		$26,798,988
ASSET-BACKED SECURITIES — 20.8%
AUTO — 10.5%
AmeriCredit Automobile Receivables Trust 2013-1 D — 2.09% 2/8/2019	$1,300,000	$1,302,268
Capital Auto Receivables Asset Trust 2015-2 A3 — 1.73% 9/20/2019	1,185,000	1,192,455
Credit Acceptance Auto Loan Trust 2014-1A A — 1.55% 10/15/2021**	964,403	963,954
2015-1A A — 2.00% 7/15/2022**	1,390,000	1,392,403
2014-1A B — 2.29% 4/15/2022**	925,000	921,455
2016-2A A — 2.42% 11/15/2023**	250,000	252,294
2014-2A B — 2.67% 9/15/2022**	250,000	251,086
2015-2A B — 3.04% 8/15/2023**	251,000	252,462
2016-2A B — 3.18% 5/15/2024**	601,000	606,491
Drive Auto Receivables Trust 2015-BA B — 2.12% 6/17/2019**	1,300,000	1,303,170
DT Auto Owner Trust 2016-1A A — 2.00% 9/16/2019**	889,171	890,034
2014-2A C — 2.46% 1/15/2020**	873,557	877,131
Enterprise Fleet Financing LLC 2015-1 A2 — 1.30% 9/20/2020**	1,003,278	1,001,651
2013-2 A3 — 1.51% 3/20/2019**	800,000	799,491
2016-1 A2 — 1.83% 9/20/2021**	1,300,000	1,299,632
First Investors Auto Owner Trust 2015-1A A2 — 1.21% 4/15/2019**	60,581	60,532
2014-1A A3 — 1.49% 1/15/2020**	814,476	814,599
2013-1A B — 1.81% 10/15/2018**	342,231	342,118
2016-1A A1 — 1.92% 5/15/2020**	1,024,783	1,028,738
2016-1A A2 — 2.26% 4/15/2021**	1,096,000	1,097,537
Ford Credit Auto Owner Trust 2013-D B — 1.54% 3/15/2019	1,250,000	1,250,557
2013-C C — 1.91% 3/15/2019	456,000	457,636
Hyundai Auto Lease Securitization Trust 2014-A B — 1.30% 7/16/2018**	1,000,000	999,305
Prestige Auto Receivables Trust 2015-1 A2 — 1.09% 2/15/2019**	150,861	150,773
2014-1A A3 — 1.52% 4/15/2020**	230,000	230,101
2015-1 A3 — 1.53% 2/15/2021**	1,300,000	1,298,931
2016-1A A3 — 1.99% 6/15/2020**	1,256,000	1,261,814

See notes to financial statements.

SOURCE CAPITAL, INC.
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2016
(Unaudited)

BONDS & DEBENTURES (Continued)	Principal Amount	Fair Value
Santander Drive Auto Receivables Trust 2015-1 A3 — 1.27% 2/15/2019	$1,300,000	$1,299,419
2015-4 A3 — 1.58% 9/16/2019	395,000	396,368
2014-2 B — 1.62% 2/15/2019	980,859	981,959
2013-1 C — 1.76% 1/15/2019	844,755	845,574
2013-3 C — 1.81% 4/15/2019	1,229,469	1,230,562
2014-4 B — 1.82% 5/15/2019	1,300,000	1,305,092
2015-2 B — 1.83% 1/15/2020	1,300,000	1,303,277
2014-2 C — 2.33% 11/15/2019	1,300,000	1,305,560
2013-A C — 3.12% 10/15/2019**	1,300,000	1,316,446
2012-3 D — 3.64% 5/15/2018	1,262,728	1,281,453
Westlake Automobile Receivables Trust 2015-1A A2 — 1.17% 3/15/2018**	412,997	412,805
2016-1A B — 2.68% 9/15/2021**	1,300,000	1,313,439
		$35,290,572
OTHER — 10.3%
ARI Fleet Lease Trust 2015-A A2 — 1.11% 11/15/2018**	$940,228	$939,927
2016-A A2 — 1.82% 7/15/2024**	564,000	567,735
Ascentium Equipment Receivables LLC 2015-1A A3 — 1.61% 10/13/2020**	772,000	773,746
2015-2A B — 2.62% 12/10/2019**	1,256,000	1,266,273
Ascentium Equipment Receivables Trust 2016-1A A2 — 1.75% 11/13/2018**	1,367,000	1,369,518
Cabela's Credit Card Master Note Trust 2014-1 A — 0.792% 3/16/2020@	1,198,000	1,191,707
2012-2A A1 — 1.45% 6/15/2020**	1,300,000	1,302,149
2012-1A A1 — 1.63% 2/18/2020**	1,253,000	1,258,257
2016-1 A1 — 1.78% 6/15/2022	1,343,000	1,342,657
CCG Receivables Trust 2015-1 A2 — 1.46% 11/14/2018**	735,000	735,083
Cerberus Onshore II CLO-2 LLC 2014-1A A — 2.528% 10/15/2023**,@	164,131	163,800
2014-1A B — 2.975% 10/15/2023**,@	250,000	249,741
Chesapeake Funding II LLC 2016-2A A1 — 1.88% 6/15/2028**	772,000	771,882
2016-1A A1 — 2.11% 3/15/2028**	1,362,000	1,370,111
CONN Funding II, L.P. 2016-A A — 4.68% 4/16/2018**	387,915	389,653
2016-A B — 8.96% 8/15/2018**	665,000	663,093
Enterprise Fleet Financing LLC 2014-1 A2 — 0.87% 9/20/2019**	625,512	624,345
2014-2 A2 — 1.05% 3/20/2020**	896,373	893,085
Golden Credit Card Trust 2012-4A A — 1.39% 7/15/2019**	1,300,000	1,304,465
GreatAmerica Leasing Receivables Funding LLC Series 2015-1 A2 — 1.12% 6/20/2017**	534,570	534,979
2016-1 A2 — 1.57% 5/21/2018**	1,367,000	1,370,367
2016-1 A3 — 1.73% 6/20/2019**	1,000,000	1,001,942
Hertz Fleet Lease Funding LP 2016-1 A2 — 1.96% 4/10/2030**	1,364,000	1,367,046
Leaf Receivables Funding 10 LLC 2015-1 B — 2.42% 1/15/2021**	834,000	835,710
Leaf Receivables Funding 11 LLC 2016-1 A2 — 1.72% 7/15/2018**	457,000	457,950
MMAF Equipment Finance LLC 2014-AA A3 — 0.87% 1/8/2019**	1,249,228	1,246,586
NRZ Advance Receivables Trust Advance Receivables Backed 2016-T1 AT1 — 2.751% 6/15/2049**	1,359,000	1,364,667
Oportun Funding II LLC 2016-B A — 3.69% 7/8/2021**	264,000	263,972

See notes to financial statements.

SOURCE CAPITAL, INC.
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2016
(Unaudited)

BONDS & DEBENTURES (Continued)	Principal Amount	Fair Value
Panhandle-Plains Student Finance Corporation Rev., (STUDENT LN REV NT SR 2001A-2 A), — 1.947% 12/1/2031@,††	$800,000	$795,000
PFS Financing Corporation 2014-AA A — 1.042% 2/15/2019**,@	1,500,000	1,497,283
2014-BA A — 1.042% 10/15/2019**,@	1,450,000	1,441,416
2016-A A — 1.642% 2/18/2020**,@	1,516,000	1,518,659
Synchrony Credit Card Master Note Trust 2012-3 A — 0.892% 3/15/2020@	1,372,000	1,372,718
2012-6 A — 1.36% 8/17/2020	325,000	325,867
2015-3 A — 1.74% 9/15/2021	1,012,000	1,024,384
Volvo Financial Equipment LLC Series 2016-1A A2 — 1.44% 10/15/2018**	1,151,000	1,152,574
		$34,748,347
TOTAL ASSET-BACKED SECURITIES (Cost $69,844,159)		$70,038,919
CORPORATE BONDS & NOTES — 0.5%
CONSUMER, CYCLICAL — 0.1%
Continental Airlines 2000-1 Class B Pass Through Trust — 8.388% 5/1/2022	$4,710	$4,758
Northwest Airlines 1999-2 Class C Pass Through Trust — 8.304% 9/1/2010††	276,802	140,477
US Airways 1998-1B Pass Through Trust — 7.35% 7/30/2019	59,936	60,571
		$205,806
ENERGY — 0.3%
Atwood Oceanics, Inc. — 6.50% 2/1/2020	$1,750,000	$1,293,250
FINANCIAL — 0.1%
N671US Trust — 7.50% 9/15/2020**,††	$175,178	$180,871
INDUSTRIAL — 0.0%
Air 2 US — 10.127% 10/1/2020**,††	$426,921	$145,153
TOTAL CORPORATE BONDS & NOTES (Cost $1,884,443)		$1,825,080
CORPORATE BANK DEBT — 0.6%
MB FO Term Loan — 4.897% 11/20/2021**	$644,500	$646,562
MB LO Term Loan — 10.397% 11/20/2021**	348,250	352,109
WireCo WorldGroup, Inc. — 6.00% 2/15/2017**	1,128,380	1,125,886
TOTAL CORPORATE BANK DEBT (Cost $2,074,480)		$2,124,557
MUNICIPALS — 0.2%
Wayne County GO, (TXBL-NTS), — 4.25% 12/1/2018	$414,000	$414,000
GO, (TXBL), — 5.75% 12/1/2017††	205,000	205,512
TOTAL MUNICIPALS (Cost $620,261)		$619,512

See notes to financial statements.

SOURCE CAPITAL, INC.
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2016
(Unaudited)

BONDS & DEBENTURES (Continued)	Principal Amount	Fair Value
U.S. TREASURIES — 3.7%
U.S. Treasury Notes — 0.50% 9/30/2016	$7,500,000	$7,504,139
— 1.00% 12/15/2017	1,300,000	1,308,115
— 1.375% 8/31/2020	2,693,000	2,742,968
— 1.375% 10/31/2020	891,000	907,210
TOTAL U.S. TREASURIES (Cost $12,407,794)		$12,462,432
TOTAL BONDS & DEBENTURES (Cost $134,137,963)		$134,776,666
TOTAL INVESTMENT SECURITIES — 96.0% (Cost $325,649,328)		$323,255,825
SHORT-TERM INVESTMENTS — 2.9%
State Street Bank Repurchase Agreement — 0.03% 7/1/2016 (Dated 06/30/2016, repurchase price of $9,658,008, collateralized by: $9,285,000 principal amount U.S. Treasury Note — 2.125% 2025, fair value $9,853,706)	$9,658,000	$9,658,000
TOTAL SHORT-TERM INVESTMENTS (Cost $9,658,000)		$9,658,000
TOTAL INVESTMENTS — 98.9% (Cost $335,307,328)		$332,913,825
Other Assets and Liabilities, net — 1.1%		3,583,728
NET ASSETS — 100.0%		$336,497,553

*  Non-income producing security.

@  Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on June 30, 2016.

**  Restricted securities. These restricted securities constituted 19.52% of total net assets at June 30, 2016, most of which are considered liquid by the Adviser. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Company does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under policies adopted by authority of the Company's Board of Directors.

††  These securities have been valued in good faith under policies adopted by authority of the Board of Director in accordance with the Company's fair value procedures. These securities constituted 0.68% of total net assets at June 30, 2016.

@@  Step Coupon — Coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 2016.

See notes to financial statements.

SOURCE CAPITAL, INC.
PORTFOLIO OF INVESTMENTS —
RESTRICTED SECURITIES

June 30, 2016
(Unaudited)

Issuer	Acquisition Date(s)	Cost	Fair Value	Fair Value as a % of Net Assets
A10 Securitization LLC 2016-1 A1	5/19/2016	$262,974	$262,895	0.08%
ARI Fleet Lease Trust 2015-A A2	1/25/2016, 3/07/2016, 3/11/2016	937,137	939,927	0.28%
ARI Fleet Lease Trust 2016-A A2	2/17/2016	563,959	567,735	0.17%
Air 2 US	2/21/2015, 1/13/2016	125,942	145,153	0.04%
Ascentium Equipment Receivables LLC 2015-2A B	2/18/2016	1,251,754	1,266,273	0.38%
Ascentium Equipment Receivables LLC 2015-1A A3	2/24/2016	769,533	773,746	0.23%
Ascentium Equipment Receivables Trust 2016-1A A2	4/18/2016	1,366,971	1,369,518	0.41%
BCAP LLC Trust 2010-RR8 2A6	12/08/2015	1,306,637	1,305,088	0.39%
CCG Receivables Trust 2015-1 A2	5/26/2016	735,389	735,083	0.22%
COMM Mortgage Trust 2012-9W57 A	2/16/2016	1,001,371	1,000,043	0.30%
CONN Funding II, L.P. 2016-A B	3/11/2016	664,961	663,093	0.20%
CONN Funding II, L.P. 2016-A A	3/11/2016	387,911	389,653	0.12%
Cabela's Credit Card Master Note Trust 2012-2A A1	12/02/2015	1,299,108	1,302,149	0.39%
Cabela's Credit Card Master Note Trust 2012-1A A1	3/04/2016	1,255,982	1,258,257	0.37%
Cerberus Onshore II CLO-2 LLC 2014-1A B	5/5/2016	247,542	249,741	0.07%
Cerberus Onshore II CLO-2 LLC 2014-1A A	5/5/2016	163,929	163,800	0.05%
Chesapeake Funding II LLC 2016-1A A1	3/24/2016	1,361,806	1,370,111	0.41%
Chesapeake Funding II LLC 2016-2A A1	6/14/2016	771,960	771,882	0.23%
Credit Acceptance Auto Loan Trust 2015-1A A	1/06/2016, 1/11/2016	1,385,240	1,392,403	0.41%
Credit Acceptance Auto Loan Trust 2014-1A A	3/9/2016	962,687	963,954	0.29%
Credit Acceptance Auto Loan Trust 2014-1A B	1/8/2016	917,468	921,455	0.27%
Credit Acceptance Auto Loan Trust 2016-2A B	5/4/2016	600,848	606,491	0.18%
Credit Acceptance Auto Loan Trust 2015-2A B	1/8/2016	248,182	252,462	0.07%
Credit Acceptance Auto Loan Trust 2016-2A A	5/4/2016	249,943	252,294	0.07%
Credit Acceptance Auto Loan Trust 2014-2A B	1/8/2016	248,744	251,086	0.07%
DT Auto Owner Trust 2016-1A A	3/9/2016	889,458	890,034	0.26%
DT Auto Owner Trust 2014-2A C	3/15/2016	873,082	877,131	0.26%
Drive Auto Receivables Trust 2015-BA B	12/2/2015	1,300,000	1,303,170	0.39%
Enterprise Fleet Financing LLC 2016-1 A2	2/9/2016	1,299,831	1,299,632	0.39%
Enterprise Fleet Financing LLC 2015-1 A2	2/23/2016	1,000,482	1,001,651	0.30%
Enterprise Fleet Financing LLC 2014-2 A2	2/17/2016	892,852	893,085	0.26%
Enterprise Fleet Financing LLC 2013-2 A3	12/11/2015	796,335	799,491	0.24%
Enterprise Fleet Financing LLC 2014-1 A2	12/2/2015	624,144	624,345	0.18%
First Investors Auto Owner Trust 2016-1A A2	2/10/2016	1,096,000	1,097,537	0.33%
First Investors Auto Owner Trust 2016-1A A1	3/9/2016	1,024,149	1,028,738	0.31%
First Investors Auto Owner Trust 2014-1A A3	12/2/2015	813,980	814,599	0.24%
First Investors Auto Owner Trust 2013-1A B	12/2/2015	342,113	342,118	0.10%
First Investors Auto Owner Trust 2015-1A A2	1/8/2016	60,386	60,532	0.02%
Golden Credit Card Trust 2012-4A A	3/2/2016	1,300,184	1,304,465	0.39%
GreatAmerica Leasing Receivables Funding LLC Series 2016-1 A2	6/9/2016	1,370,336	1,370,367	0.41%
GreatAmerica Leasing Receivables Funding LLC Series 2016-1 A3	2/9/2016	999,848	1,001,942	0.30%
GreatAmerica Leasing Receivables Funding LLC Series 2015-1 A2	2/24/2016	534,182	534,979	0.16%
Hertz Fleet Lease Funding LP 2016-1 A2	4/13/2016	1,363,976	1,367,046	0.41%
Hyundai Auto Lease Securitization Trust 2014-A B	12/31/2015	997,689	999,305	0.30%
Leaf Receivables Funding 10 LLC 2015-1 B	2/18/2016	829,144	835,710	0.25%
Leaf Receivables Funding 11 LLC 2016-1 A2	5/18/2016	456,967	457,950	0.14%
MB FO Term Loan	3/16/2016, 6/27/2016	625,719	646,562	0.19%
MB LO Term Loan	3/16/2016, 6/27/2016	344,491	352,109	0.10%
MMAF Equipment Finance LLC 2014-AA A3	6/9/2016	1,247,168	1,246,586	0.37%

See notes to financial statements.

SOURCE CAPITAL, INC.
PORTFOLIO OF INVESTMENTS —
RESTRICTED SECURITIES (Continued)

June 30, 2016
(Unaudited)

Issuer	Acquisition Date(s)	Cost	Fair Value	Fair Value as a % of Net Assets
N671US Trust	1/13/2016	$175,178	$180,871	0.05%
NRZ Advance Receivables Trust Advance Receivables Backed 2016-T1 AT1	6/23/2016	1,359,000	1,364,667	0.41%
Nationstar HECM Loan Trust A 2016-1A A	2/26/2016	314,445	314,854	0.09%
Nomura Resecuritization Trust R 2016-1R 3A1	5/5/2016	201,229	202,466	0.06%
Oportun Funding II LLC 2016-B A	6/22/2016	263,972	263,972	0.08%
PFS Financing Corporation 2016-A A	2/9/2016	1,516,623	1,518,659	0.45%
PFS Financing Corporation 2014-AA A	12/14/2015	1,491,697	1,497,283	0.44%
PFS Financing Corporation 2014-BA A	2/16/2016	1,437,633	1,441,416	0.43%
Prestige Auto Receivables Trust 2015-1 A3	12/11/2015	1,291,234	1,298,931	0.39%
Prestige Auto Receivables Trust 2016-1A A3	3/16/2016	1,256,000	1,261,814	0.37%
Prestige Auto Receivables Trust 2014-1A A3	1/5/2016	229,552	230,101	0.07%
Prestige Auto Receivables Trust 2015-1 A2	12/10/2015	150,611	150,773	0.04%
RREF LLC 2014-LT6 A	2/10/2016	846,381	848,232	0.25%
Rialto Capital Management LLC 2014-LT5 B	1/11/2016	495,375	490,000	0.15%
Rialto Capital Management LLC 2014-LT6 B	1/11/2016	109,970	110,984	0.03%
RiverView HECM Trust 2007-1 A	1/12/2016	528,448	538,062	0.16%
Santander Drive Auto Receivables Trust 2013-A C	12/18/2015	1,313,944	1,316,446	0.39%
Sunset Mortgage Loan Co. LLC 2014-NPL1 A	1/11/2016	102,662	102,877	0.03%
Towd Point Mortgage Trust 2015-1 AES	12/9/2015	740,946	748,702	0.22%
Towd Point Mortgage Trust 2015-1 2015-2 2A1	1/5/2016	524,450	529,523	0.16%
VOLT XL LLC 2015-NP14 A1	12/8/2015	1,145,076	1,145,938	0.34%
VOLT XXV LLC 2015-NPL8 A1	1/20/2016	617,449	626,033	0.19%
VOLT XXVII LLC 2014-NPL7 A1	1/20/2016	1,100,432	1,108,977	0.33%
VOLT XXX LLC 2015-NPL1 A1	1/20/2016	815,993	823,640	0.24%
VOLT XXXI LLC 2015-NPL2 A1	1/20/2016	1,097,919	1,108,704	0.33%
VOLT XXXIII LLC 2015-NPL5 A1	1/13/2016	1,068,023	1,073,179	0.32%
VOLT XXXV LLC 2015-NPL9 A1	1/20/2016, 2/23/2016	1,065,774	1,070,393	0.32%
Volvo Financial Equipment LLC Series 2016-1A A2	6/9/2016	1,153,292	1,152,574	0.34%
Westlake Automobile Receivables Trust 2016-1A B	1/14/2016	1,299,916	1,313,439	0.39%
Westlake Automobile Receivables Trust 2015-1A A2	12/2/2015	412,706	412,805	0.12%
WireCo WorldGroup, Inc. 12/4/2015, 12/7/2015, 2/9/2016, 2/18/2016,	2/23/2016	1,104,270	1,125,886	0.33%
TOTAL RESTRICTED SECURITIES		$65,400,694	$65,695,577	19.52%

See notes to financial statements.

SOURCE CAPITAL, INC.
STATEMENT OF ASSETS AND LIABILITIES

June 30, 2016
(Unaudited)

ASSETS
Investment securities — at fair value (identified cost $325,649,328)	$323,255,825
Short-term investments — at amortized cost (maturities 60 days or less)	9,658,000
Cash	208
Receivable for:
Investment securities sold	3,419,132
Dividends and interest	873,817
Prepaid expenses and other assets	779
Total assets	337,207,761
LIABILITIES
Payable for:
Investment securities purchased	405,545
Advisory fees	192,325
Accrued expenses and other liabilities	112,338
Total liabilities	710,208
NET ASSETS	$336,497,553
SUMMARY OF SHAREHOLDERS' EQUITY
Capital Stock — par value $1 per share; authorized 12,000,000 shares; outstanding 8,655,240 shares	$8,655,240
Additional Paid-in Capital	321,254,459
Undistributed net realized gain	14,222,027
Accumulated net investment loss	(5,212,381)
Net unrealized depreciation	(2,421,792)
NET ASSETS	$336,497,553
NET ASSET VALUE
Common Stock net asset value per share	$38.88
Common Stock market price per share	$36.88

See accompanying Notes to Financial Statements.

SOURCE CAPITAL, INC.
STATEMENT OF OPERATIONS

For the six months ended June 30, 2016
(Unaudited)

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $47,431)	$1,921,826
Interest	1,546,185
Total investment income	3,468,011
EXPENSES
Advisory fees	1,481,974
Director fees and expenses	80,263
Reports to shareholders	77,112
Legal fees	74,061
Audit and tax services fees	68,088
Transfer agent fees and expenses	43,654
Custodian fees	18,430
Administrative services fees	15,706
Professional fees	14,083
Filing fees	1,670
Other	8,720
Total expenses	1,883,761
Net expenses	1,883,761
Net investment income	1,584,250
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	6,918,606
Foreign currency transactions	(10,785)
Net change in unrealized appreciation (depreciation) of:
Investments	(6,577,796)
Translation of foreign currency denominated amounts	4,369
Net realized and unrealized gain	334,394
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,918,644

See accompanying Notes to Financial Statements.

SOURCE CAPITAL, INC.
STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended June 30, 2016 (Unaudited)	Year ended December 31, 2015
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$1,584,250	$172,513
Net realized gain	6,907,821	328,061,951
Net change in unrealized depreciation	(6,573,427)	(357,398,071)
Net increase (decrease) in net assets resulting from operations	1,918,644	(29,163,607)
Distributions to shareholders from:
Net investment income	(7,097,297)	(371,183)
Net realized capital gains	(291,248,826)	(34,249,777)
Total distributions	(298,346,123)	(34,620,960)
Capital Stock transactions:
Capital contributions	471,020
Net increase from Capital Stock transactions	471,020	—
Total change in net assets	(295,956,459)	(63,784,567)
NET ASSETS
Beginning of period	632,454,012	696,238,579
End of period	$336,497,553	$632,454,012

See accompanying Notes to Financial Statements.

SOURCE CAPITAL, INC.
FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Period

	Six months ended June 30, 2016		Year ended December 31
	(unaudited)		2015	2014	2013	2012	2011
Per share operating performance:
Net asset value at beginning of period	$73.07		$80.44	$73.94	$59.06	$54.30	$60.47
Income from investment operations:
Net investment income(1)	$0.18		$0.02	$0.14	$0.14	$0.32	$0.22
Net realized and unrealized gain (loss) on investment securities	0.05		(3.39)	10.56	17.74	8.18	(2.84)
Total from investment operations	$0.23		$(3.37)	$10.70	$17.88	$8.50	$(2.62)
Distributions to Preferred shareholders:
Dividends from net investment income	$—		$—	$—	$—	$(0.19)	$(0.28)
Distributions from net realized capital gains	—		—	—	—	(0.08)	(0.27)
Distributions to Common shareholders:
Dividends from net investment income	(0.82)		(0.04)	(0.18)	(0.22)	(0.10)	—
Distributions from net realized capital gains	(33.65)		(3.96)	(4.02)	(2.78)	(3.37)	(3.00)
Total distributions	$(34.47)		$(4.00)	$(4.20)	$(3.00)	$(3.74)	$(3.55)
Capital contributions	$0.05		—	—	—	—	—
Net asset value at end of period	$38.88		$73.07	$80.44	$73.94	$59.06	$54.30
Per share market value at end of period	$36.88		$66.26	$72.13	$67.10	$52.22	$46.98
Total investment return(2)	1.19%		(2.76)%	14.20%	34.80%	18.50%	(6.30)%
Net asset value total return(3)	9.22%		(4.38)%	14.90%	30.90%	15.60%	(5.20)%
Ratios/supplemental data:
Net assets, end of period (in $000's)	$336,498		$632,454	$696,239	$639,974	$511,150	$524,174
Ratios based on average net assets applicable to
Common Stock:
Expenses	0.84	%(7)	0.85%	0.80%	0.84%	0.93%	0.96%
Net investment income	0.70	%(7)	0.03%	0.19%	0.18%	0.56%	0.38%
Portfolio turnover rate	30	%(7)	39%	6%	9%	7%	18%
Preferred Stock(4)
Total shares outstanding(5)	—		—	—	—	—	1,969,212
Asset coverage per share(5)	$—		$—	$—	$—	$—	$266.18
Involuntary liquidation preference per share	$—		$—	$—	$—	$—	$27.50
Average market value per share(6)	$—		$—	$—	$—	$—	$34.60

(1)  Per share amount is based on average shares outstanding.

(2)  Based on market value per share, adjusted for reinvestment of distributions.

(3)  Based on net asset value per share, adjusted for reinvestment of distributions.

(4)  The Preferred Stock was redeemed on June 29, 2012.

(5)  Information shown as the end of the year.

(6)  The average of all month-end market values during each year.

(7)  Annualized.

See accompanying Notes to Financial Statements.

SOURCE CAPITAL, INC.
NOTES TO FINANCIAL STATEMENTS

June 30, 2016
(Unaudited)

NOTE A—Significant Accounting Policies

Source Capital, Inc. (the "Company"), is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The investment objective of the Company is to seek maximum total return for Common shareholders from both capital appreciation and investment income to the extent consistent with protection of invested capital. The Company qualifies as an investment company pursuant to Financial Accounting Standard Board (FASB) Accounting Standards Codification (ASC) No. 946, Financial Services—Investment Companies. The significant accounting policies followed by the Company in the preparation of its financial statements include the following:

1. SECURITY VALUATON—The Company's investments are reported at fair value as defined by accounting principles generally accepted in the United States of America, ("U.S. GAAP"). The Company generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Further discussion of valuation methods, inputs and classifications can be found under Disclosure of Fair Value Measurements.

2. USE OF ESTIMATES—The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

3. OTHER—Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. The books and records of the Company are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, and other assets and liabilities stated in foreign currencies, are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) in the statement of operations. Distributions payable on the Common Stock are recorded on the ex-dividend date. The ratios of expenses and net investment income to average net assets prior to the year ended December 31, 2013 do not reflect the effect of dividend payments to Preferred shareholders.

NOTE B—Risk Considerations

Investing in the Company may involve certain risks including, but not limited to, those described below.

Market Risk: Because the values of the Company's investments will fluctuate with market conditions, so will the value of your investment in the Company. You could lose money on your investment in the Company or the Company could underperform other investments.

Common Stocks and Other Securities (Long): The prices of common stocks and other securities held by the Company may decline in response to certain events taking place around the world, including; those directly involving companies whose securities are owned by the Company; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. In addition, the emphasis on a value-oriented investment approach by the Company's investment adviser, First Pacific Advisors, LLC ("Adviser"), generally results in the Company's portfolio being invested primarily in medium or smaller sized companies. Smaller companies may be subject to a greater degree of change in earnings and business prospects than larger, more established companies, and smaller companies are often more reliant on key products or personnel than larger companies. Also, securities of smaller companies are traded in lower volumes than those issued by larger companies and may be more volatile than those of larger companies. The Company's foreign investments are subject to additional risks such as, foreign markets could go down or prices of the Company's foreign investments could go down because of unfavorable changes in foreign currency exchange rates, foreign government actions, social, economic or political instability or other factors that can adversely affect investments in foreign countries. These factors can also make foreign securities less liquid, more volatile and harder to value than U.S. securities. In light of these characteristics of smaller companies and their securities, the Company may be subjected to greater risk than that assumed when investing in the equity securities of larger companies.

Interest Rate and Credit Risk: The values of, and the income generated by, most debt securities held by the Company may be affected by changing interest rates and by changes in the effective maturities and credit rating of these securities. For example, the value of debt securities in the Company's portfolio generally will decline when interest rates rise and increase when interest rates fall. In addition, falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in the Company having to reinvest the proceeds in lower yielding securities. Debt securities are subject to credit risk, meaning that the issuer of the debt security may default or fail to make timely payments of principal or interest. The values of any of the Company's investments may also decline in response to events affecting the issuer or its credit rating. The lower rated debt securities in which the Company may invest are considered speculative and are generally subject to greater volatility and risk of loss than investment grade securities, particularly in deteriorating economic conditions.

Repurchase Agreements: Repurchase agreements permit the Company to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by the Company are fully collateralized by U.S. Government securities, or securities issued by U.S. Government agencies, or securities that are within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody's or AAA, AA or A by Standard & Poor's) or, if not rated by Moody's or Standard & Poor's,

SOURCE CAPITAL, INC.
NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2016
(Unaudited)

are of equivalent investment quality as determined by the Adviser. Such collateral is in the possession of the Company's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Company has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

The Company may enter into repurchase agreements, under the terms of a Master Repurchase Agreement ("MRA"). The MRA permits the Company, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Company. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty's bankruptcy or insolvency. Pursuant to the terms of the MRA, the Company receives securities as collateral with a market value in excess of the repurchase price to be received by the Company upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Company recognizes a liability with respect to such excess collateral to reflect the Company's obligation under bankruptcy law to return the excess to the counterparty. Repurchase agreements outstanding at the end of the period are listed in the Company's Portfolio of Investments.

NOTE C—Capital Stock

The Company did not issue any shares of Common Stock under its Dividend Reinvestment Plan for shareholders during the period ended June 30, 2016.

NOTE D—Advisory Fees and Other Affiliated Transactions

Pursuant to an investment advisory agreement (the "Agreement"), the Company pays the Adviser, monthly investment advisory fees calculated at an annual rate of 0.725% for the first $100 million of total net assets, 0.700% for the next $100 million of total net assets, and 0.675% for any total net assets in excess of $200 million. The Agreement obligates the Adviser to reduce its fee to the extent necessary to reimburse the Company for any annual expenses (exclusive of interest, taxes, the cost of brokerage and research services, legal expenses related to portfolio securities, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $30 million and 1% of the remaining average net assets of the Company for the year.

For the period ended June 30, 2016, the Company paid aggregate fees and expenses of $80,263 to all Directors who are not affiliated persons of the Adviser.

NOTE E—Federal Income Tax

No provision for federal income tax is required because the Company has elected to be taxed as a "regulated investment company" under the Internal Revenue Code (the "Code") and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, its taxable net investment income and taxable net realized gains on investments.

Cost of purchases of investment securities (excluding short-term investments) aggregated $148,441,743 for the period ended June 30, 2016. The proceeds and cost of securities sold resulting in net realized gains of $6,918,606 aggregated $41,458,587 and $34,539,981, respectively, for the period ended June 30, 2016. Realized gains or losses are based on the specific identification method.

The cost of investment securities held at June 30, 2016, was $325,760,784 for federal income tax purposes. Gross unrealized appreciation and depreciation for all investments (excluding short-term investments) at June 30, 2016, for federal income tax purposes was $7,963,245 and $10,468,204, respectively resulting in net unrealized depreciation of $2,504,959. As of and during the period ended June 30, 2016, the Company did not have any liability for unrecognized tax benefits. The Company recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Company did not incur any interest or penalties. The Company is not subject to examination by U.S. federal tax authorities for years ended on or before December 31, 2012 or by state tax authorities for years ended on or before December 31, 2011.

NOTE F—Disclosure of Fair Value Measurements

The Company uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued each day at the official closing price of, or the last reported sale price on, the exchange or market on which such securities principally are traded, as of the close of business on that day. If there have been no sales that day, equity securities are generally valued at the last available bid price. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter ("OTC") market more accurately reflects the securities' value in the judgment of the Company's officers, are valued at the most recent bid price. However, most fixed income securities are generally valued at prices obtained from pricing vendors and brokers. Vendors value such securities based on one or more of the

SOURCE CAPITAL, INC.
NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2016
(Unaudited)

following inputs: transactions, bids, offers quotations from dealers and trading systems, spreads and other relationships observed in the markets among comparable securities, benchmarks, underlying equity of the issuer, and proprietary pricing models such as cash flows, financial or collateral performance and other reference data (includes prepayments, defaults, collateral, credit enhancements, and interest rate volatility). Short-term corporate notes with maturities of 60 days or less at the time of purchase are valued at amortized cost.

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under procedures adopted by the authority of the Company's Board of Directors. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

The Company classifies its assets based on three valuation methodologies. Level 1 values are based on quoted market prices in active markets for identical assets. Level 2 values are based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs as noted above including spreads, cash flows, financial performance, prepayments, defaults, collateral, credit enhancements, and interest rate volatility. Level 3 values are based on significant unobservable inputs that reflect the Company's determination of assumptions that market participants might reasonably use in valuing the assets. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Company's investments as of June 30, 2016:

Investments	Level 1	Level 2	Level 3	Total
Common Stocks
Infrastructure Software	$30,713,407	$—	$—	$30,713,407
Diversified Banks	20,450,252	—	—	20,450,252
Aircraft & Parts	14,094,472	—	—	14,094,472
Base Metals	12,919,220	—	—	12,919,220
Insurance Brokers	12,835,617	—	—	12,835,617
P&C Insurance	12,651,288	—	—	12,651,288
Communications Equipment	11,298,122	—	—	11,298,122
Semiconductor Devices	9,624,571	—	—	9,624,571
Internet Media	9,080,003	—	—	9,080,003
Electrical Components	7,963,989	—	—	7,963,989
Consumer Finance	7,427,910	—	—	7,427,910
Electrical Power Equipment	6,761,274	—	—	6,761,274
Investment Companies	5,926,666	—	—	5,926,666
Advertising & Marketing	5,765,450	—	—	5,765,450
Household Products	5,381,121	—	—	5,381,121
Life Science Equipment	5,334,136	—	—	5,334,136
Integrated Oils	3,689,965	—	—	3,689,965
Oil & Gas Services & Equipment	3,379,087	—	—	3,379,087
Food & Drug Stores	2,058,276	—	—	2,058,276
Exploration & Production	1,124,333	—	—	1,124,333
Commercial Mortgage-Backed Securities
Agency	—	650,442	—	650,442
Agency Stripped	—	17,073,331	—	17,073,331
Non-Agency	—	2,693,405	490,000	3,183,405
Residential Mortgage-Backed Securities
Agency Collateralized Mortgage Obligation	—	9,675,710	—	9,675,710
Agency Pool Fixed Rate	—	6,166,870	—	6,166,870
Agency Stripped	—	257,972	—	257,972
Non-Agency Collateralized Mortgage Obligation	—	10,383,582	314,854	10,698,436

SOURCE CAPITAL, INC.
NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2016
(Unaudited)

Investments	Level 1	Level 2	Level 3	Total
Asset-Backed Securities
Auto	$—	$35,290,572	$—	$35,290,572
Other	—	33,953,347	795,000	34,748,347
Corporate Bonds & Notes	—	1,358,579	466,501	1,825,080
Corporate Bank Debt	—	2,124,557	—	2,124,557
Municipals	—	414,000	205,512	619,512
U.S. Treasuries	—	12,462,432	—	12,462,432
Short-Term Investment	—	9,658,000	—	9,658,000
	$188,479,159	$142,162,799	$2,271,867	$332,913,825

The following table summarizes the Company's Level 3 investment securities and related transactions during the period ended June 30, 2016:

Investment	Beginning Value at December 31, 2015	Net Realized and Unrealized Gains (Losses)*	Purchases	(Sales)	Gross Transfers In(Out)	Ending Value at June 30, 2016	Net Change in Unrealized Appreciation (Depreciation) related to Investments held at June 30, 2016
Commercial Mortgage-Backed Securities Non- Agency	—	$23,052	$495,156	$75,973	$47,765	$490,000	$(5,374)
Residential Mortgage-Backed Securities Agency Collateralized Mortgage Obligation	$1,284,490	409	389,000	74,555	(1,284,490)	314,854	409
Other Asset-Backed Securities		17,750	777,250			795,000	16,948
Corporate Bonds & Notes		9,323	521,091	63,913		466,501	(9,696)
Municipals	1,357,000	(1,507)	333,019	1,483,000		205,512	(749)
	$2,641,490	$49,027	$2,515,516	$1,697,441	$(1,236,725)	$2,271,867	$1,538

*  Net realized and unrealized gains (losses) are included in the related amounts in the statement of operations.

Level 3 Valuation Process: Investments classified within Level 3 of the fair value hierarchy are valued by the Adviser in good faith under procedures adopted by authority of the Company's Board of Directors. The Adviser employs various methods to determine fair valuations including regular review of key inputs and assumptions, and review of related market activity, if any. However, there are generally no observable trade activities in these securities. The Adviser reports to the Board of Directors at their regularly scheduled quarterly meetings, or more often if warranted. The report includes a summary of the results of the process, the key inputs and assumptions noted, and any changes to the inputs and assumptions used. When appropriate, the Adviser will recommend changes to the procedures and process employed. The value determined for an investment using the fair value procedures may differ significantly from the value realized upon the sale of such investment. Transfers of investments between different levels of the fair value hierarchy are recorded at market value as of the end of the reporting period. There were no transfers between Level 1 and 2. There were transfers of $1,236,725 out of Level 3 during the period ended June 30, 2016, due to the number of brokers providing daily quotes and the availability of observable inputs.

SOURCE CAPITAL, INC.
NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2016
(Unaudited)

The following table summarizes the quantitative inputs and assumptions used for items categorized as items categorized as Level 3 of the fair value hierarchy as of June 30, 2016:

Financial Assets	Fair Value at June 30, 2016	Valuation Technique(s)	Unobservable Inputs	Price/Range
Commercial Mortgage- Backed Non-Agency	$490,000	Third-Party Broker Quote*	Quotes/Prices	$98.00
Residential Mortgage- Backed Non-Agency CMO	$314,854	Third-Party Broker Quote*	Quotes/Prices	$100.13
Asset-Backed Other	$795,000	Third-Party Broker Quote*	Quotes/Prices	$99.38
Corporate Bonds and Notes	$466,501	Third-Party Broker Quote*	Quotes/Prices	$35.00-$103.25
Municipals	$205,512	Third-Party Broker Quote*	Quotes/Prices	$100.25

*  The Third-Party Broker Quote technique involves obtaining an independent third-party broker quote for the security.

NOTE G—Collateral Requirements

FASB Accounting Standards Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards. Under this guidance the Company discloses both gross and net information about instruments and transactions eligible for offset such as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, the Company discloses collateral received and posted in connection with master netting agreements or similar arrangements.

The following table presents the Company's repurchase agreements by counterparty net of amounts available for offset under an ISDA Master agreement or similar agreements and net of the related collateral received or pledged by the Company as of June 30, 2016, are as follows:

Counterparty	Gross Assets in the Statement of Assets and Liabilities	Collateral Received		Assets (Liabilities) Available for Offset	Net Amount of Assets*
State Street Bank and Trust Company	$9,658,000	$9,658,000	**	—	—

*  Represents the net amount receivable from the counterparty in the event of default.

**  Collateral with a value of $9,853,706 has been received in connection with a master repurchase agreement. Excess of collateral received from the individual master repurchase agreement is not shown for financial reporting purposes.

SOURCE CAPITAL, INC.
RESULTS OF ANNUAL MEETING

Results of the Annual Meeting of Shareholders:

The Annual Meeting of Shareholders was held on May 9, 2016 in Los Angeles, California. The voting result for the proposal considered at the Annual Meeting of Shareholders is as follows:

Election of Directors. The shareholders of the Fund elected J. Richard Atwood, Mark L. Lipson, Alfred E. Osborne, Jr., A. Robert Pisano, Patrick B. Purcell and Allan M. Rudnick to serve on the Board of Directors.

Source Capital, Inc.	Total Shares Voted For:	Total Shares Withheld:
J. Richard Atwood	6,363,786	251,667
Mark L. Lipson	6,373,283	251,667
Alfred E. Osborne, Jr.	6,345,930	251,667
A. Robert Pisano	6,374,634	251,667
Patrick B. Purcell	6,378,593	251,667
Allan M. Rudnick	6,371,240	251,667

SOURCE CAPITAL, INC.
DIRECTOR AND OFFICER INFORMATION

(Unaudited)

Name and Year of Birth	Position(s) With Company Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships
Allan M. Rudnick - 1940†	Director and Chairman Years Served: 4	Private Investor. Formerly, Co-Founder, Chief Executive Officer, Chairman and Chief Investment Officer of Kayne Anderson Rudnick Investment Management from 1989 to 2007.	7
Mark L. Lipson - 1949†	Director Years Served: <1	Consultant. ML2Advisors, LLC. Former member of the Management Committee and Western Region Head at Bessemer Trust Company from 2007 to 2014.	7
Alfred E. Osborne, Jr. - 1944†	Director Years Served: 2	Senior Associate Dean of the John E. Anderson School of Management at UCLA.	7	Wedbush, Inc., Nuverra Environmental Solutions, Inc., and Kaiser Aluminun, Inc.
A. Robert Pisano - 1943†	Director Years Served: 3	Consultant. Formerly President and Chief Operating Officer of the Motion Picture Association of America, Inc. from 2005 to 2011	7	Entertainment Partners, Resources Global Professionals and The Motion Picture and Television Fund
Patrick B. Purcell - 1943†	Director Years Served: 6	Retired. Formerly Executive Vice President, Chief Financial and Administrative Officer of Paramount Pictures from 1983 to 1998.	7	The Motion Picture and Television Fund
J. Richard Atwood - 1960	Director and President Years Served: 19	Managing Partner of the Adviser.	7
Steven Romick - 1963	Vice President & Portfolio Manager Years Served: <1	Managing Partner of the Adviser	2
Mark Landecker - 1977	Vice President & Portfolio Manager Years Served: <1	Partner of the Adviser (since 2013). Formerly Managing Director (2013) and Senior Vice President (2009 to 2012) of the Adviser.
Brian Selmo - 1979	Vice President & Portfolio Manager Years Served: <1	Partner of the Adviser (since 2013). Formerly Managing Director (2013) and Vice President (2008 to 2012) of the Adviser.
Thomas H. Atteberry - 1955	Vice President & Portfolio Manager Years Served: <1	Partner of the Adviser
Abhijeet Patwardhan - 1979	Vice President & Portfolio Manager Years Served: <1	Managing Director (since 2015) and a Director of Research (since 2015) of the Adviser. Formerly Senior Vice President (2014 to 2015) and Vice President (2010 to 2013) of the Adviser.
Leora R. Weiner - 1970	Chief Compliance Officer Years Served: 2

Managing Director, General Counsel and Chief Compliance Officer of the Adviser since 2014. Formerly Managing Director, General Counsel and Chief Compliance Officer of Tradewinds Global Investors, LLC from 2008 to 2014.

E. Lake Setzler - 1967	Treasurer Years Served: 10	Senior Vice President and Controller of the Adviser.
Francine S. Hayes - 1967	Secretary Years Served: 1	Vice President and Senior Counsel of State Street Bank and Trust Company

† Audit Committee member

Messrs. Lipson, Merrick, Osborne, Pisano, Purcell and Rudnick serve as members of the audit committee of certain investment companies managed by First Pacific Advisors, LLC ("FPA"), the Company's investment adviser. The Company's Board of Directors has considered the matter of their simultaneous service and determined that serving simultaneously as a member of these audit committees does not impair their ability to serve as a member of the Audit Committee of the Company.

The Company's schedule of portfolio holdings, filed the first and third quarter on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. Form N-Q is available at the SEC's Public Reference Room in Washington, D.C., and information on the operations of the Public Reference Room may be obtained by calling 1-202-551-8090. To obtain information on Form N-Q from the Company, shareholders can call 1-800-982-4372.

The Company's complete proxy voting record for the 12 months ended June 30, 2016, is available without charge, upon request, by calling 1-800-982-4372 and on the SEC's website at www.sec.gov.

SOURCE CAPITAL, INC.
DIRECTOR AND OFFICER INFORMATION

(Unaudited) Continued

The Company's Audit Committee Charter is available on its website, www.sourcecapitalinc...com, and is available without charge, upon request, by calling 1-800-982-4372. The Company's Annual CEO Certification as required by the NYSE's Corporate Governance listing standards for the fiscal year ended December 31, 2015, was submitted to the NYSE on May 10, 2016. The Company's Chief Executive Officer and Chief Financial Officer Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Company's Form N-CSR and are available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Additional information about the Company is available online at www.sourcecapitalinc.com. This information includes, among other things, holdings, top sectors and performance, and is updated on or about the 15th business day after the end of each quarter.

SOURCE CAPITAL, INC.

(Unaudited)

INVESTMENT ADVISER

First Pacific Advisors, LLC
11601 Wilshire Blvd., Suite 1200
Los Angeles, California 90025
(800) 982-4372 or (310) 473-0225

CUSTODIAN AND ADMINISTRATOR

State Street Bank and Trust Company
Boston, Massachusetts

LEGAL COUNSEL

Dechert LLP
San Francisco, California

TRANSFER AND SHAREHOLDER SERVICE AGENT AND REGISTRAR

American Stock Transfer &
Trust Company, LLC
6201 15th Avenue
Brooklyn, New York 11219
(800) 279-1241 or (718) 921-8124
www.amstock.com

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
Los Angeles, California

STOCK EXCHANGE LISTING

New York Stock Exchange: SOR

Holders of record (other than brokers or nominees of banks and other financial institutions) of Common Stock are eligible to participate in the Dividend Reinvestment Plan ("Plan"), pursuant to which distributions to shareholders are paid in or reinvested in shares of Common Stock of the Company ("Dividend Shares"). American Stock Transfer & Trust Company, LLC, acts as the "Agent" for Plan participants. All correspondence with the Agent should be sent to American Stock Transfer & Trust Company, LLC, Attn: Shareholder Relations Department, 6201 15th Avenue, Brooklyn, New York, 11219.

A shareholder may join the Plan by signing and returning an authorization form that may be obtained from the Agent. A shareholder may elect to withdraw from the Plan at any time by written notice to the Agent and thereby elect to receive cash in lieu of Dividend Shares. There is no penalty for withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. The Company reserves the right to amend or terminate the Plan.

Purchases of the Company's shares are made by the Agent, on behalf of the participants in the Plan, promptly after receipt of funds, and in no event later than 30 days from such receipt except when restricted under applicable federal securities laws. The Agent purchases outstanding shares in the market when the price plus estimated commissions of the Company's Common Stock on the NYSE is lower than the Company's most recently calculated net asset value per share. To the extent that outstanding shares are not available at a cost of less than per share net asset value, the Agent, on behalf of the participants in the Plan, accepts payment of the dividend, or the remaining portion thereof, in authorized but unissued shares of Common Stock of the Company on the payment date. Such shares are issued at a per share price equal to the higher of (1) the net asset value per share on the payment date, or (2) 95% of the closing market price per share on the payment date. There are no brokerage charges with respect to shares issued directly by the Company to satisfy the dividend reinvestment requirements. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account is the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Company.

For Federal income tax purposes, shareholders who reinvest distributions are treated as receiving distributions in an amount equal to the fair market value, determined as of the payment date, of the shares received if the shares are purchased from the Company. Such value may exceed the amount of the cash distribution that would have been paid. If outstanding shares are purchased in the open market, the taxable distribution equals the cash distribution that would have been paid. In either event, the cost basis in the shares received equals the amount recognized as a taxable distribution.

In the case of foreign participants whose dividends are subject to United States income tax withholding and in the case of any participants subject to 31% federal backup withholding, the Agent will reinvest dividends after deduction of the amount required to be withheld.

All record holders of Common Stock are also offered the opportunity, on a voluntary basis, to send in cash payments of not less than $100 each up to a total of $7,500 per month to purchase additional shares of the Common Stock of the Company through participation in the Cash Investment Plan ("Cash Plan"). Under the Cash Plan, shares are purchased in the market and no shares are issued by the Company. A brochure describing the terms and conditions of the Cash Plan, including fees and expenses, is available from the Agent.

SOURCE CAPITAL, INC.

11601 Wilshire Boulevard, Suite 1200
Los Angeles, California 90025

Item 2.  Code of Ethics.

Not applicable to this semi-annual report.

Item 3.  Audit Committee Financial Expert.

Not applicable to this semi-annual report.

Item 4.  Principal Accountant Fees and Services.

Not applicable to this semi-annual report.

Item 5.  Audit Committee of Listed Registrants.

Not applicable to this semi-annual report.

Item 6.  Investments.

(a)                                 Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)                                 Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)                  Not required for this filing.

(a)(2)                  Not required for this filing.

(a)(3)                  Not required for this filing.

(a)(4)                  Not required for this filing.

(b)                                 There have been no changes to any of the registrant’s portfolio managers since last reported in the registrant’s amended and updated Annual Report dated December 31, 2015 and as filed in Form N-CSR/A on August 2, 2016 SEC Accession No. 0001104659-16-136216.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors.

Item 11.  Controls and Procedures.

(a)                                 The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)                                 There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.  Exhibits.

(a)(1)                  Not applicable.

(a)(2)                  The certifications required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3)                  Not applicable.

(b)                                 The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SOURCE CAPITAL, INC.

By:	/s/ J. Richard Atwood
J. Richard Atwood
President (principal executive officer)

Date:	August 31, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ J. Richard Atwood
J. Richard Atwood
President (principal executive officer)

Date:	August 31, 2016

By:	/s/ E. Lake Setzler III
E. Lake Setzler III
Treasurer (principal financial officer)

Date:	August 31, 2016